                                                                               .
                                                                               .
                                                                               .

                                                               EXHIBIT (g)(viii)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                     EFFECTIVE DATE
----                                                     --------------
A.  Sweep Funds
---------------
Schwab Money Market Fund                                 May 1, 1993

Schwab Government Money Fund                             May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                 May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares      May 1, 1993

Schwab US Treasury Money Fund                            May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares        November 10, 1994

Schwab Government Cash Reserves Fund                     October 20, 1997

Schwab New Jersey Municipal Money Fund                   January 20, 1998

Schwab Pennsylvania Municipal Money Fund                 January 20, 1998

Schwab Florida Municipal Money Fund                      February 16, 1998

Schwab Massachusetts Municipal Money Fund                April 21, 2003

B.  Other Funds
---------------
Schwab Value Advantage Money Fund-Investor Shares        May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares   June 14, 2002

Schwab Value Advantage Money Fund-Select Shares          February 25, 2003

Schwab Institutional Advantage Money Fund                May 1, 1993

Schwab Retirement Money Fund                             November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares       June 6, 1995

Schwab Municipal Money Fund-Institutional Shares         May 29, 2003

Schwab Municipal Money Fund-Select Shares                May 29, 2003

Schwab California Municipal Money Fund-Value Advantage   June 6, 1995
Shares

Schwab New York Municipal Money Fund-Sweep Shares-Value  June 6, 1995
Advantage Shares

                              THE CHARLES SCHWAB FAMILY OF FUNDS

                              By: /s/ Stephen B. Ward
                                  -------------------
                                  Stephen B. Ward,
                                  Senior Vice President
                                  and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                              By: /s/ Randall W. Merk
                                  -------------------
                                  Randall W. Merk,
                                  Executive Vice President

Dated as of May 29, 2003

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                      FEE

A. Sweep Funds

   Schwab Money Market Fund                  An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Government Money Fund              An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Municipal Money Fund-Sweep Shares  An annual fee, payable monthly, of
   (formerly Schwab Tax-Exempt Money Fund)   twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab California Municipal Money         An annual fee, payable monthly, of
   Fund-Sweep Shares (formerly Schwab        twenty one-hundredths of one
   California Tax-Exempt Money Fund)         percent (.20%) of the Fund's
                                             average daily net assets

   Schwab US Treasury Money Fund             An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab New York Municipal Money           An annual fee, payable monthly, of
   Fund-Sweep Shares (formerly Schwab New    twenty one-hundredths of one
   York Tax-Exempt Money Fund)               percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Government Cash Reserves Fund      An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab New Jersey Municipal Money Fund    An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Pennsylvania Municipal Money Fund  An annual fee, payable monthly, of twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Florida Municipal Money Fund       An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Massachusetts Municipal Money      An annual fee, payable monthly, of
   Fund                                      twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

B. Other Funds

   Schwab Value Advantage Money              An annual fee, payable monthly, of
   Fund-Investor Shares                      seventeen one-hundredths of one
                                             percent (.17%) of the Fund's
                                             average daily net assets

   Schwab Value Advantage Money              An annual fee, payable monthly, of
   Fund-Institutional Shares                 seventeen one-hundredths of one
                                             percent (.17%) of the Fund's
                                             average daily net assets

   Schwab Value Advantage Money              An annual fee, payable monthly, of
   Fund-Select Shares                        seventeen one-hundredths of one
                                             percent (.17%) of the Fund's
                                             average daily net assets

   Schwab Institutional Advantage            An annual fee, payable monthly, of
   Money Fund                                seventeen one-hundredths of one
                                             percent (.17%) of the Fund's
                                             average daily net assets

   Schwab Retirement Money Fund              An annual fee, payable monthly, of
                                             twenty one-hundredths of one
                                             percent (.20%) of the Fund's
                                             average daily net assets

   Schwab Municipal Money Fund-Value         An annual fee, payable monthly, of
   Advantage Shares (formerly Schwab         seventeen one-hundredths of one
   Tax-Exempt Money Fund)                    percent (.17%) of the Fund's
                                             average daily net assets

   Schwab Municipal Money                    An annual fee, payable monthly, of
   Fund-Institutional Shares                 seventeen one-hundredths of one
                                             percent (.17%) of the Fund's
                                             average daily net assets

   Schwab Municipal Money Fund-Select        An annual fee, payable monthly, of
   Shares                                    seventeen one-hundredths of one
                                             percent (.17%) of the Fund's
                                             average daily net assets

   Schwab California Municipal Money         An annual fee, payable monthly, of
   Fund-Value Advantage Shares (formerly     seventeen one-hundredths of one
   Schwab California Tax-Exempt Money        percent (.17%) of the Fund's
   Fund)                                     average daily net assets

   Schwab New York Municipal Money           An annual fee, payable monthly, of
   Fund-Value Advantage Shares (formerly     seventeen one-hundredths of one
   Schwab New York Tax-Exempt Money Fund)    percent (.17%) of the Fund's
                                             average daily net assets

                                 THE CHARLES SCHWAB FAMILY OF FUNDS

                                 By: /s/ Stephen B. Ward
                                     ------------------------
                                     Stephen B. Ward,
                                     Senior Vice President
                                     and Chief Investment Officer

                                 CHARLES SCHWAB & CO., INC.

                                 By: /s/ Randall W. Merk
                                     ------------------------
                                     Randall W. Merk,
                                     Executive Vice President

Dated as of May 29, 2003